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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2001

                                IQUNIVERSE, INC.
             (Exact name of registrant as specified in its charter)

      MINNESOTA                      012612                 41-1442918
      (State or other             (Commission               (IRS Employer
      jurisdiction                File Number)              Identification
      of incorporation)                                     Number)

                    RIVERPLACE, 65 MAIN STREET SE, SUITE 136
                          MINNEAPOLIS, MINNESOTA 55414
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (612) 676-1436

                             CALENDAR CAPITAL, INC.
         (Former name or former address, if changed since last report.)

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                              ITEM 5. OTHER EVENTS.

         On April 5, 2001, the Registrant announced the change of its corporate name from Calendar Capital, Inc. to IQUniverse, Inc. A copy of the press release announcing the name change is filed as Exhibit 99.1 to this Form 8-K. A copy of the Articles and Agreement and Plan of Merger pursuant to which the name change was effected under Minnesota law is filed as Exhibit 99.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release issued by the Registrant on April 11,
                           2001.

                  99.2 Articles and Agreement and Plan of Merger merging IQ Universe, Inc. with and into the Registrant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      April 11, 2001

                                    IQUNIVERSE, INC.
                                    (formerly Calendar Capital, Inc.)


                                    BY:          /S/ Paul D. Crawford
                                    --------------------------------------------
                                         Paul D. Crawford
                                         Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.        Description Of Exhibits
                   -----------------------

99.1               Press Release issued by the Registrant on April 11, 2001.

99.2 Articles and Agreement and Plan of Merger merging IQ Universe, Inc. with and into the Registrant.